SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 1999


                                ANB CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)

           Indiana                   0-18925              35-1612066
           -------                   -------              ----------
(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation or organization)     File Number)       Identification No.)

                 120 West Charles Street, Muncie, Indiana 47305
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (765) 747-7575


Item 5. Other Events

On April 22, 1999, ANB Corporation (the "Registrant") completed its pooling of interests acquisition of Farmers State Bancorp ("Farmers"). As a result of such acquisition, the Registrant's historical financial statements have been restated.

Attached as an exhibit is the Registrant's Supplement to the 1998 Annual Report, which sets forth on a restated basis to reflect the Farmers acquisition, selected financial data, management's discussion and analysis of financial condition and results of operations, the Registrant's consolidated balance sheet as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998.


Item 7. Exhibits

(c)  Exhibits

     (27) Financial Data Schedule

     (99) Supplement to the 1998 Annual Report

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 4, 2000                By: /s/ JAMES R. SCHRECONGOST
                                      James R. Schrecongost, Vice Chairman,
						        President, and Chief Executive Officer